EXHIBIT 10.34
AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
JERRY E. SHERIDAN
Jerry E. Sheridan is President and Chief Executive Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Sheridan has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Sheridan:

1.	is entitled to an annual base salary, which for fiscal year 2013 was $475,020;

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plan, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and 2013 UGI Corporation Omnibus Incentive Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Propane, Inc., AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Senior Executive Employee Severance Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
HUGH J. GALLAGHER
Hugh J. Gallagher is Vice President – Finance and Chief Financial Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Gallagher has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Gallagher:

1.	is entitled to an annual base salary, which for fiscal year 2013 was $220,012, prorated based on his commencement of employment with AmeriGas Propane, Inc. on May 20, 2013;

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plan, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and 2013 UGI Corporation Omnibus Incentive Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Propane, Inc., AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Senior Executive Employee Severance Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
R. PAUL GRADY
R. Paul Grady is Vice President and Chief Operating Officer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Grady has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Grady:

1.	is entitled to an annual base salary, which for fiscal year 2013 was $412,022;

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plan, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and 2013 UGI Corporation Omnibus Incentive Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Propane, Inc., AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Senior Executive Employee Severance Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.

AMERIGAS PROPANE, INC.
DESCRIPTION OF COMPENSATION ARRANGEMENT
FOR
STEVEN A. SAMUEL
Steven A. Samuel is Vice President – Law and General Counsel of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. Mr. Samuel has an oral compensation arrangement with AmeriGas Propane, Inc. which includes the following:
Mr. Samuel:

1.	is entitled to an annual base salary, which for fiscal year 2013 was $249,002;

2.
participates in AmeriGas Propane, Inc.’s annual bonus plan, with bonus payable based on the achievement of pre-approved financial and/or business performance objectives that support business plans and strategic goals;

3.
participates in AmeriGas Propane, Inc.’s long-term compensation plan, the 2010 Long-Term Incentive Plan, with annual awards as determined by the Compensation/Pension Committee, and UGI Corporation’s 2004 Omnibus Equity Compensation Plan, as amended, and 2013 UGI Corporation Omnibus Incentive Compensation Plan, with annual awards as determined by the UGI Corporation Compensation and Management Development Committee;

4.	will receive cash benefits upon termination of his employment without cause following a change in control of AmeriGas Propane, Inc., AmeriGas Partners, L.P. or UGI Corporation; and

5.
participates in AmeriGas Propane, Inc.’s benefit plans, including the AmeriGas Propane, Inc. Senior Executive Employee Severance Plan and the AmeriGas Propane, Inc. Supplemental Executive Retirement Plan.